AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Service	$38,883	$40,684	(4.4)%
Equipment	3,896	4,143	(6.0)%
Total Operating Revenues	42,779	44,827	(4.6)%

Operating Expenses
Cost of revenues
Equipment	4,092	4,502	(9.1)%
Broadcast, programming and operations	6,847	7,652	(10.5)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,342	8,585	(2.8)%
Selling, general and administrative	8,790	9,649	(8.9)%
Depreciation and amortization	7,222	7,206	0.2%
Total Operating Expenses	35,293	37,594	(6.1)%
Operating Income	7,486	7,233	3.5%
Interest Expense	2,018	2,141	(5.7)%
Equity in Net Income (Loss) of Affiliates	(6)	(7)	14.3%
Other Income (Expense) - Net	803	286	-%
Income Before Income Taxes	6,265	5,371	16.6%
Income Tax Expense	1,302	1,023	27.3%
Net Income	4,963	4,348	14.1%
Less: Net Income Attributable to Noncontrolling Interest	(353)	(252)	(40.1)%
Net Income Attributable to AT&T	$4,610	$4,096	12.5%
Less: Preferred Stock Dividends	(32)	-	-%
Net Income Attributable to Common Stock	$4,578	$4,096	11.8%

Basic Earnings Per Share Attributable to Common Stock	$0.63	$0.56	12.5%
Weighted Average Common Shares Outstanding (000,000)	7,187	7,313	(1.7)%
Diluted Earnings Per Share Attributable to Common Stock	$0.63	$0.56	12.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,214	7,342	(1.7)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$9,955	$12,130
Accounts receivable - net of allowances for doubtful accounts of $1,651 and $1,235	19,908	22,636
Prepaid expenses	1,600	1,631
Other current assets	21,241	18,364
Total current assets	52,704	54,761
Noncurrent Inventories and Theatrical Film and Television Production Costs	13,276	12,434
Property, Plant and Equipment – Net	128,921	130,128
Goodwill	145,546	146,241
Licenses – Net	96,662	97,907
Trademarks and Trade Names – Net	23,293	23,567
Distribution Networks – Net	14,886	15,345
Other Intangible Assets – Net	19,623	20,798
Investments in and Advances to Equity Affiliates	3,606	3,695
Operating Lease Right-of-Use Assets	24,008	24,039
Other Assets	22,829	22,754
Total Assets	$545,354	$551,669

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$17,067	$11,838
Accounts payable and accrued liabilities	40,771	45,956
Advanced billings and customer deposits	5,960	6,124
Accrued taxes	2,169	1,212
Dividends payable	3,737	3,781
Total current liabilities	69,704	68,911
Long-Term Debt	147,202	151,309
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,491	59,502
Postemployment benefit obligation	18,324	18,788
Operating lease liabilities	21,584	21,804
Other noncurrent liabilities	34,600	29,421
Total deferred credits and other noncurrent liabilities	132,999	129,515
Stockholders’ Equity
Preferred stock	-	-
Common stock	7,621	7,621
Additional paid-in capital	129,966	126,279
Retained earnings	58,534	57,936
Treasury stock	(17,957)	(13,085)
Accumulated other comprehensive income	(385)	5,470
Noncontrolling interest	17,670	17,713
Total stockholders’ equity	195,449	201,934
Total Liabilities and Stockholders' Equity	$545,354	$551,669

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2020	2019
Operating Activities
Net income	$4,963	$4,348
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,222	7,206
Amortization of film and television costs	2,269	2,497
Undistributed earnings from investments in equity affiliates	39	112
Provision for uncollectible accounts	780	592
Deferred income tax expense (benefit)	259	753
Net (gain) loss on investments, net of impairments	(646)	(175)
Pension and postiretirement benefit expense (credit)	(748)	(369)
Actuarial (gain) loss on pension and postretirement benefits	-	432
Changes in operating assets and liabilities:
Receivables	1,695	2,125
Other current assets, inventories and theatrical film and television production costs	(3,267)	(2,510)
Accounts payable and other accrued liabilities	(3,884)	(3,686)
Equipment installment receivables and related sales	535	652
Deferred customer contract acquisition and fulfillment costs	105	(375)
Postretirement claims and contributions	(111)	(193)
Other - net	(345)	(357)
Total adjustments	3,903	6,704
Net Cash Provided by Operating Activities	8,866	11,052

Investing Activities
Capital expenditures:
Purchase of property and equipment	(4,938)	(5,121)
Interest during construction	(28)	(61)
Acquisitions, net of cash acquired	(100)	(117)
Dispositions	118	10
(Purchases), sales and settlement of securities and investments, net	(6)	(1)
Advances to and investments in equity affiliates, net	(68)	(111)
Net Cash Used in Investing Activities	(5,022)	(5,401)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	1,742	(256)
Issuance of other short-term borrowings	1,390	296
Repayment of other short-term borrowings	-	(176)
Issuance of long-term debt	4,357	9,182
Repayment of long-term debt	(4,422)	(9,840)
Payment of vendor financing	(791)	(819)
Issuance of preferred stock	3,869	-
Purchase of treasury stock	(5,463)	(189)
Issuance of treasury stock	58	167
Dividends paid	(3,737)	(3,714)
Other	(3,102)	928
Net Cash Used in Financing Activities	(6,099)	(4,421)
Net (decrease) increase in cash and cash equivalents and restricted cash	(2,255)	1,230
Cash and cash equivalents and restricted cash beginning of year	12,295	5,400
Cash and Cash Equivalents and Restricted Cash End of Period	$10,040	$6,630

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2020	2019	Change
Capital expenditures
Purchase of property and equipment	$4,938	$5,121	(3.6)%
Interest during construction	28	61	(54.1)%
Total Capital Expenditures	$4,966	$5,182	(4.2)%

Dividends Declared per Common Share	$0.52	$0.51	2.0%

End of Period Common Shares Outstanding (000,000)	7,125	7,297	(2.4)%
Debt Ratio	45.7%	47.4%	(170)	BP
Total Employees	244,490	262,290	(6.8)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2020	2019	Change
Broadband Connections
IP	14,627	14,852	(1.5)%
DSL	688	885	(22.3)%
Total Broadband Connections	15,315	15,737	(2.7)%

Voice Connections
Network Access Lines	8,160	9,587	(14.9)%
U-verse VoIP Connections	4,213	4,935	(14.6)%
Total Retail Voice Connections	12,373	14,522	(14.8)%

	First Quarter		Percent
	2020	2019	Change
Broadband Net Additions
IP	(32)	100	-%
DSL	(42)	(64)	34.4%
Total Broadband Net Additions	(74)	36	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Segment Operating Revenues
Mobility	$17,402	$17,363	0.2%
Entertainment Group	10,515	11,328	(7.2)%
Business Wireline	6,332	6,478	(2.3)%
Total Segment Operating Revenues	34,249	35,169	(2.6)%

Segment Operating Contribution
Mobility	5,788	5,309	9.0%
Entertainment Group	1,335	1,478	(9.7)%
Business Wireline	1,080	1,224	(11.8)%
Total Segment Operating Contribution	$8,203	$8,011	2.4%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Service	$13,968	$13,629	2.5%
Equipment	3,434	3,734	(8.0)%
Total Operating Revenues	17,402	17,363	0.2%

Operating Expenses
Operations and support	9,569	10,041	(4.7)%
Depreciation and amortization	2,045	2,013	1.6%
Total Operating Expenses	11,614	12,054	(3.7)%
Operating Income	5,788	5,309	9.0%
Equity in Net Income (Loss) of Affiliates	-	-	-%
Operating Contribution	$5,788	$5,309	9.0%

Operating Income Margin	33.3%	30.6%	270	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2020	2019	Change
Mobility Subscribers
Postpaid	75,148	75,737	(0.8)%
Prepaid	17,808	17,012	4.7%
Reseller	6,736	7,495	(10.1)%
Connected Devices	69,506	54,426	27.7%
Total Mobility Subscribers	169,198	154,670	9.4%

Postpaid Phone Subscribers	63,105	62,830	0.4%
Total Phone Subscribers	79,792	78,887	1.1%

	First Quarter		Percent
	2020	2019	Change
Mobility Net Additions
Postpaid	27	(207)	-%
Prepaid	(45)	101	-%
Reseller	(190)	(242)	21.5%
Connected Devices	3,518	3,088	13.9%
Total Mobility Net Additions	3,310	2,740	20.8%

Postpaid Phone Net Additions	163	79	-%
Total Phone Net Additions	120	168	(28.6)%

Postpaid Churn	1.08%	1.16%	(8)	BP
Postpaid Phone-Only Churn	0.86%	0.92%	(6)	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Video entertainment	$7,395	$8,074	(8.4)%
High-speed internet	2,109	2,070	1.9%
Legacy voice and data services	581	683	(14.9)%
Other service and equipment	430	501	(14.2)%
Total Operating Revenues	10,515	11,328	(7.2)%

Operating Expenses
Operations and support	7,891	8,527	(7.5)%
Depreciation and amortization	1,289	1,323	(2.6)%
Total Operating Expenses	9,180	9,850	(6.8)%
Operating Income	1,335	1,478	(9.7)%
Equity in Net Income (Loss) of Affiliates	-	-	-%
Operating Contribution	$1,335	$1,478	(9.7)%

Operating Income Margin	12.7%	13.0%	(30)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2020	2019	Change
Video Connections
Premium TV	18,576	22,359	(16.9)%
AT&T TV Now	788	1,508	(47.7)%
Total Video Connections	19,364	23,867	(18.9)%

Broadband Connections
IP	13,554	13,822	(1.9)%
DSL	492	632	(22.2)%
Total Broadband Connections	14,046	14,454	(2.8)%
Fiber Broadband Connections (included in IP)	4,096	3,060	33.9%

Voice Connections
Retail Consumer Switched Access Lines	3,196	3,787	(15.6)%
U-verse Consumer VoIP Connections	3,630	4,393	(17.4)%
Total Retail Consumer Voice Connections	6,826	8,180	(16.6)%

	First Quarter		Percent
	2020	2019	Change
Video Net Additions
Premium TV	(897)	(544)	(64.9)%
AT&T TV Now	(138)	(83)	(66.3)%
Total Video Net Additions	(1,035)	(627)	(65.1)%

Broadband Net Additions
IP	(44)	93	-%
DSL	(29)	(48)	39.6%
Total Broadband Net Additions	(73)	45	-%
Fiber Broadband Net Additions (included in IP)	209	297	(29.6)%

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Strategic and managed services	$3,879	$3,779	2.6%
Legacy voice and data services	2,129	2,397	(11.2)%
Other service and equipment	324	302	7.3%
Total Operating Revenues	6,332	6,478	(2.3)%

Operating Expenses
Operations and support	3,951	4,032	(2.0)%
Depreciation and amortization	1,301	1,222	6.5%
Total Operating Expenses	5,252	5,254	-%
Operating Income	1,080	1,224	(11.8)%
Equity in Net Income (Loss) of Affiliates	-	-	-%
Operating Contribution	$1,080	$1,224	(11.8)%

Operating Income Margin	17.1%	18.9%	(180)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's classification of consumer and business wireless subscribers.

Business Solutions Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Wireless service	$1,949	$1,777	9.7%
Strategic and managed services	3,879	3,779	2.6%
Legacy voice and data services	2,129	2,397	(11.2)%
Other service and equipment	324	302	7.3%
Wireless equipment	710	590	20.3%
Total Operating Revenues	8,991	8,845	1.7%

Operating Expenses
Operations and support	5,710	5,614	1.7%
Depreciation and amortization	1,625	1,525	6.6%
Total Operating Expenses	7,335	7,139	2.7%
Operating Income	1,656	1,706	(2.9)%
Equity in Net Income (Loss) of Affiliates	-	-	-%
Operating Contribution	$1,656	$1,706	(2.9)%

Operating Income Margin	18.4%	19.3%	(90)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN) and Otter Media Holdings in the WarnerMedia segment.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Segment Operating Revenues
Turner	$3,162	$3,443	(8.2)%
HBO	1,497	1,510	(0.9)%
Warner Bros.	3,240	3,518	(7.9)%
Eliminations and other	(540)	(92)	-%
Total Segment Operating Revenues	7,359	8,379	(12.2)%

Cost of revenues
Turner	1,320	1,680	(21.4)%
HBO	816	670	21.8%
Warner Bros.	2,346	2,430	(3.5)%
Selling, general and administrative	1,354	1,284	5.5%
Eliminations and other	(319)	(71)	-%
Depreciation and amortization	143	143	-%
Total Operating Expenses	5,660	6,136	(7.8)%
Operating Income	1,699	2,243	(24.3)%
Equity in Net Income of Affiliates	15	67	(77.6)%
Total Segment Operating Contribution	$1,714	$2,310	(25.8)%

Turner

Turner creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Subscription	$2,049	$1,965	4.3%
Advertising	957	1,261	(24.1)%
Content and other	156	217	(28.1)%
Total Operating Revenues	3,162	3,443	(8.2)%

Operating Expenses
Cost of revenues	1,320	1,680	(21.4)%
Selling, general and administrative	390	456	(14.5)%
Depreciation and amortization	69	60	15.0%
Total Operating Expenses	1,779	2,196	(19.0)%
Operating Income	1,383	1,247	10.9%
Equity in Net Income of Affiliates	6	25	(76.0)%
Operating Contribution	$1,389	$1,272	9.2%

Operating Income Margin	43.7%	36.2%	750	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment.

Home Box Office Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Subscription	$1,338	$1,334	0.3%
Content and other	159	176	(9.7)%
Total Operating Revenues	1,497	1,510	(0.9)%

Operating Expenses
Cost of revenues	816	670	21.8%
Selling, general and administrative	237	251	(5.6)%
Depreciation and amortization	21	22	(4.5)%
Total Operating Expenses	1,074	943	13.9%
Operating Income	423	567	(25.4)%
Equity in Net Income of Affiliates	20	15	33.3%
Operating Contribution	$443	$582	(23.9)%

Operating Income Margin	28.3%	37.5%	(920)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Theatrical product	$1,106	$1,506	(26.6)%
Television product	1,769	1,613	9.7%
Video games and other	365	399	(8.5)%
Total Operating Revenues	3,240	3,518	(7.9)%

Operating Expenses
Cost of revenues	2,346	2,430	(3.5)%
Selling, general and administrative	604	489	23.5%
Depreciation and amortization	41	52	(21.2)%
Total Operating Expenses	2,991	2,971	0.7%
Operating Income	249	547	(54.5)%
Equity in Net Income (Loss) of Affiliates	(8)	6	-%
Operating Contribution	$241	$553	(56.4)%

Operating Income Margin	7.7%	15.5%	(780)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Segment Operating Revenues
Vrio	$887	$1,067	(16.9)%
Mexico	703	651	8.0%
Total Segment Operating Revenues	1,590	1,718	(7.5)%

Segment Operating Contribution
Vrio	(39)	32	-%
Mexico	(145)	(205)	29.3%
Total Segment Operating Contribution	$(184)	$(173)	(6.4)%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
Wireless service	$467	$442	5.7%
Wireless equipment	236	209	12.9%
Total Operating Revenues	703	651	8.0%

Operating Expenses
Operations and support	714	725	(1.5)%
Depreciation and amortization	134	131	2.3%
Total Operating Expenses	848	856	(0.9)%
Operating Income (Loss)	(145)	(205)	29.3%
Equity in Net Income of Affiliates	-	-	-%
Operating Contribution	$(145)	$(205)	29.3%

Operating Income Margin	(20.6)%	(31.5)%	1,090	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2020	2019	Change
Mexico Wireless Subscribers
Postpaid	4,962	5,642	(12.1)%
Prepaid	13,692	11,779	16.2%
Reseller	504	301	67.4%
Total Mexico Wireless Subscribers	19,158	17,722	8.1%

	First Quarter		Percent
	2020	2019	Change
Mexico Wireless Net Additions
Postpaid	(141)	(69)	-%
Prepaid	108	114	(5.3)%
Reseller	32	48	(33.3)%
Total Mexico Wireless Net Subscriber Additions	(1)	93	-%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues	$887	$1,067	(16.9)%

Operating Expenses
Operations and support	783	866	(9.6)%
Depreciation and amortization	147	169	(13.0)%
Total Operating Expenses	930	1,035	(10.1)%
Operating Income	(43)	32	-%
Equity in Net Income of Affiliates	4	-	-%
Operating Contribution	$(39)	$32	-%

Operating Income Margin	(4.8)%	3.0%	(780)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2020	2019	Change
Vrio Video Subscribers	13,217	13,584	(2.7)%

	First Quarter		Percent
	2020	2019	Change
Vrio Video Net Subscriber Additions	(114)	(32)	-%

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Segment Operating Revenues	$489	$426	14.8%

Segment Operating Expenses
Operations and support	170	160	6.3%
Depreciation and amortization	20	13	53.8%
Total Segment Operating Expenses	190	173	9.8%
Operating Income	299	253	18.2%
Equity in Net Income of Affiliates	-	-	-%
Segment Operating Contribution	$299	$253	18.2%

Segment Operating Income Margin	61.1%	59.4%	170	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	First Quarter		Percent
	2020	2019	Change
Operating Revenues
WarnerMedia	$979	$1,279	(23.5)%
Communications	489	417	17.3%
Xandr	489	426	14.8%
Eliminations	(413)	(350)	(18.0)%
Total Advertising Revenues	$1,544	$1,772	(12.9)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,402	$9,569	$7,833	$2,045	$5,788	$-	$5,788
Entertainment Group	10,515	7,891	2,624	1,289	1,335	-	1,335
Business Wireline	6,332	3,951	2,381	1,301	1,080	-	1,080
Total Communications	34,249	21,411	12,838	4,635	8,203	-	8,203
WarnerMedia
Turner	3,162	1,710	1,452	69	1,383	6	1,389
Home Box Office	1,497	1,053	444	21	423	20	443
Warner Bros.	3,240	2,950	290	41	249	(8)	241
Eliminations and other	(540)	(196)	(344)	12	(356)	(3)	(359)
Total WarnerMedia	7,359	5,517	1,842	143	1,699	15	1,714
Latin America
Vrio	887	783	104	147	(43)	4	(39)
Mexico	703	714	(11)	134	(145)	-	(145)
Total Latin America	1,590	1,497	93	281	(188)	4	(184)
Xandr	489	170	319	20	299	-	299
Segment Total	43,687	28,595	15,092	5,079	10,013	$19	$10,032
Corporate and Other
Corporate	388	874	(486)	87	(573)
Acquisition-related items	-	182	(182)	2,056	(2,238)
Certain significant items	-	(658)	658	-	658
Eliminations and consolidations	(1,296)	(922)	(374)	-	(374)
AT&T Inc.	$42,779	$28,071	$14,708	$7,222	$7,486

March 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,363	$10,041	$7,322	$2,013	$5,309	$-	$5,309
Entertainment Group	11,328	8,527	2,801	1,323	1,478	-	1,478
Business Wireline	6,478	4,032	2,446	1,222	1,224	-	1,224
Total Communications	35,169	22,600	12,569	4,558	8,011	-	8,011
WarnerMedia
Turner	3,443	2,136	1,307	60	1,247	25	1,272
Home Box Office	1,510	921	589	22	567	15	582
Warner Bros.	3,518	2,919	599	52	547	6	553
Eliminations and other	(92)	17	(109)	9	(118)	21	(97)
Total WarnerMedia	8,379	5,993	2,386	143	2,243	67	2,310
Latin America
Vrio	1,067	866	201	169	32	-	32
Mexico	651	725	(74)	131	(205)	-	(205)
Total Latin America	1,718	1,591	127	300	(173)	-	(173)
Xandr	426	160	266	13	253	-	253
Segment Total	45,692	30,344	15,348	5,014	10,334	$67	$10,401
Corporate and Other
Corporate	433	661	(228)	204	(432)
Acquisition-related items	(42)	73	(115)	1,988	(2,103)
Certain significant items	-	248	(248)	-	(248)
Eliminations and consolidations	(1,256)	(938)	(318)	-	(318)
AT&T Inc.	$44,827	$30,388	$14,439	$7,206	$7,233